Exhibit 4(c)

KENTUCKY UTILITIES COMPANY

TO

THE BANK OF NEW YORK MELLON,

Trustee

Supplemental Indenture No. 11

dated as of August 1, 2025

Supplemental to the Indenture

dated as of October 1, 2010

Establishing

First Mortgage Bonds, 5.850% Series due 2055

SUPPLEMENTAL INDENTURE NO. 11

SUPPLEMENTAL INDENTURE No. 11, dated as of the 1st day of August, 2025, made and entered into by and between KENTUCKY UTILITIES COMPANY, a corporation duly organized and existing under the laws of the Commonwealths of Kentucky and Virginia, having its principal corporate offices at One Quality Street, Lexington, Kentucky 40507 (hereinafter sometimes called the “Company”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, having its principal place of business and corporate trust office at 240 Greenwich Street, 7E, New York, New York 10286 (hereinafter sometimes called the “Trustee”), as Trustee under the Indenture, dated as of October 1, 2010 (hereinafter called the “Original Indenture”), between the Company and said Trustee, as heretofore supplemented, this Supplemental Indenture No. 11 being supplemental thereto. The Original Indenture, as heretofore supplemented, and this Supplemental Indenture No. 11 are hereinafter sometimes, collectively, called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on such Securities.

The Company has heretofore executed and delivered supplemental indentures for the purpose of creating series of Securities as set forth in Exhibit A hereto.

The Original Indenture and Supplemental Indentures Nos. 1 through 5, and financing statements in respect thereof, have been duly recorded and filed in the various official records in the Commonwealth of Kentucky as set forth in Supplemental Indenture No. 6. Supplemental Indenture No. 6 has been duly recorded and filed in the various official records in the Commonwealth of Kentucky as set forth in Supplemental Indenture No. 7. Supplemental Indenture No. 7 has been duly recorded and filed in the various official records in the Commonwealth of Kentucky as set forth in Supplemental Indenture No. 8. Supplemental Indenture No. 8 has been duly recorded and filed in the various official records in the Commonwealth of Kentucky as set forth in Supplemental Indenture No. 9. Supplemental Indenture No. 9 has been duly recorded and filed in the various official records in the Commonwealth of Kentucky as set forth in Supplemental Indenture No. 10. Supplemental Indenture No. 10 has been duly recorded and filed in the various official records in the Commonwealth of Kentucky as set forth in Exhibit B hereto.

Pursuant to Article Three of the Original Indenture, the Company wishes to establish one series of Securities, such series of Securities hereinafter sometimes called the “Securities of Series No. 13”.

Pursuant to clauses (e) and (f) of Section 1401 and clause (g) of Section 301 of the Original Indenture, the Company wishes to modify the period during which notices of redemption may be sent with respect to the Securities of Series No. 13.

As contemplated in Section 301 of the Original Indenture, the Company further wishes to establish the designation and certain terms of the Securities of Series No. 13. The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 11 to establish the designation and certain terms of such series of Securities and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 11 a valid agreement of the Company, and to make the Securities of Series No. 13 valid obligations of the Company, have been performed.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 11 WITNESSETH, that, for and in consideration of the premises and of the purchase of the Securities by the Holders thereof and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants therein and in the Indenture contained, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in and lien on, the Company’s right, title and interest in (a) the real property specifically referred to in Exhibit C attached hereto and incorporated herein by reference and all right, title and interest of the Company in and to all property personal and mixed located thereon (other than Excepted Property) and (b) the generating facilities described in Exhibit D hereto, as and to the extent, and subject to the terms and conditions, set forth in the Original Indenture; and it is further mutually covenanted and agreed as follows:

ARTICLE ONE

SECURITIES OF SERIES NO. 13

SECTION 101. Creation of Series No. 13

There is hereby created a series of Securities designated “First Mortgage Bonds, 5.850% Series due 2055,” and the Securities of such series shall:

(a) be issued initially in the aggregate principal amount of $700,000,000 and shall be limited to such aggregate principal amount (except as contemplated in Section 301(b) of the Original Indenture); provided, however, that, as contemplated in the last paragraph of Section 301 of the Original Indenture, additional Securities of such series may be subsequently issued from time to time, without any consent of Holders of the Securities of such series, if and to the extent that, prior to each such subsequent issuance, the aggregate principal amount of the additional Securities then to be issued shall have been set forth in a Supplemental Indenture, and, thereupon, the Securities of such series shall be limited to such aggregate principal amount as so increased (except as aforesaid and subject to further such increases);

(b) be dated August 13, 2025;

(c) have a Stated Maturity of August 15, 2055, subject to prior redemption or purchase by the Company;

(d) have such additional terms as are established in an Officer’s Certificate as contemplated in Section 301 of the Original Indenture; and

(e) be in substantially the form or forms established therefor in an Officer’s Certificate as contemplated by Section 201 of the Original Indenture.

SECTION 102. Amendment.

With respect to the Securities of Series No. 13, notwithstanding the first sentence of Section 504 of the Original Indenture, notice of redemption of the Securities of Series No. 13 shall be given in the manner provided in Section 109 of the Original Indenture to the Holders of such Securities to be redeemed not less than 10 nor more than 60 days prior to the Redemption Date.

ARTICLE TWO

COVENANT

SECTION 201. Satisfaction and Discharge.

The Company hereby agrees that, if the Company shall make any deposit of money and/or Eligible Obligations with respect to any Securities of Series No. 13, or any portion of the principal amount thereof, as contemplated by Section 901 of the Indenture, the Company shall not deliver an Officer’s Certificate described in clause (z) in the first paragraph of said Section 901 unless the Company shall also deliver to the Trustee, together with such Officer’s Certificate, either:

(a) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such Securities, or portions of the principal amount thereof, shall retain the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 901), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof, all in accordance with and subject to the provisions of said Section 901; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof (which opinion shall be obtained at the expense of the Company); or

(b) an Opinion of Counsel to the effect that the beneficial owners of such Securities, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

SECTION 301. Single Instrument.

This Supplemental Indenture No. 11 is an amendment and supplement to the Original Indenture as heretofore amended and supplemented. As amended and supplemented by this Supplemental Indenture No. 11, the Original Indenture, as heretofore supplemented, is in all respects ratified, approved and confirmed, and the Original Indenture, as heretofore supplemented, and this Supplemental Indenture No. 11 shall together constitute the Indenture.

SECTION 302. Effect of Headings.

The Article and Section headings in this Supplemental Indenture No. 11 are for convenience only and shall not affect the construction hereof.

SECTION 303. Electronic Means. With respect to the Securities of Series No. 13:

The Trustee shall have the right to accept and act upon instructions (“Instructions”), including fund transfer instructions given pursuant to this Supplemental Indenture No. 11 and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers and other Company personnel with the authority to provide such Instructions (“Authorized

Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing or promptly upon reasonable request of the Trustee. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its reasonable discretion elects to act upon such Instructions, the Trustee’s reasonable understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee shall be entitled to reasonably presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall establish reasonable procedures to ensure that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers shall safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys provided to the Company. The Trustee shall use reasonable efforts to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys provided to the Trustee in accordance with its regular procedures. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reasonable reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of the Electronic Means it selects to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. For purposes of this Section 303, “Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

SECTION 304. Tax Matters.

The Company agrees, subject to applicable law, (i) to provide the Trustee, upon written request, with such reasonable tax information as it has obtained in the ordinary course and has readily available in its possession to enable the Trustee to determine whether any payments pursuant to this Supplemental Indenture No. 11 are subject to the withholding requirements described in Section 1471(b) of the US Internal Revenue Code of 1986 (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations, or agreements thereunder or official interpretations thereof (“FATCA”) and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under this Supplemental Indenture No. 11 to the extent necessary to comply with FATCA. The agreement in this Section 304 shall be solely for the benefit of the Trustee in order to assist it in complying with such withholding requirements and shall not be enforceable by any individual holder.

SECTION 305. Recitals.

The recitals contained in this Supplemental Indenture No. 11 shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Supplemental Indenture No. 11.

SECTION 306. Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 11 to be duly executed as of the day and year first written above.

KENTUCKY UTILITIES COMPANY

By:	/s/ Tadd J. Henninger
	Name:	Tadd J. Henninger
	Title:	Authorized Signatory

[Signature Page to Supplemental Indenture No. 11 — Kentucky Utilities Company]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Leslie Morales
	Name:	Leslie Morales
	Title:	Vice President

[Signature Page to Supplemental Indenture No. 11 — Kentucky Utilities Company]

COMMONWEALTH OF PENNSYLVANIA	)
) ss.:
COUNTY OF LEHIGH	)

On this 5th day of August, 2025, before me, a notary public, the undersigned, personally appeared Tadd J. Henninger, who acknowledged himself to be an Authorized Signatory of KENTUCKY UTILITIES COMPANY, a corporation of the Commonwealths of Kentucky and Virginia and that he, as such Authorized Signatory, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Authorized Signatory.

In witness whereof, I hereunto set my hand and official seal.

By:	/s/ Michelle L. Bartolomei
Notary Public

Printed Name: Michelle L. Bartolomei

Commission No. 1333990

[Signature Page to Supplemental Indenture No. 11 — Kentucky Utilities Company]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 5th day of August, 2025, before me, a notary public, the undersigned, personally appeared Leslie Morales, who acknowledged herself to be a Vice President of THE BANK OF NEW YORK MELLON, a New York banking corporation and that she, as a Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as a Vice President.

In witness whereof, I hereunto set my hand and official seal.

By:	/s/ Rafal Bar
Notary Public

Printed Name: Rafal Bar

Registration No: 01BA6293822
Qualified in Kings County
My Commission Expires 1/31/2026

The Bank of New York Mellon hereby certifies that its precise name and address as Trustee hereunder are:

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Attn: Corporate Trust Administration

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Leslie Morales
	Name:	Leslie Morales
	Title:	Vice President

[Signature Page to Supplemental Indenture No. 11 — Kentucky Utilities Company]

CERTIFICATE OF PREPARER

The foregoing instrument was prepared by:

John P. Fendig, Senior Counsel PPL Services Corporation 2701 Eastpoint Parkway Louisville, Kentucky 40223

/s/ John P. Fendig
John P. Fendig

[Signature Page to Supplemental Indenture No. 11 — Kentucky Utilities Company]

EXHIBIT A

KENTUCKY UTILITIES COMPANY

Bonds Issued and Outstanding

under the Indenture

Supplemental Indenture No.	Dated as of	Series No.	Series Designation	Date of Securities	Principal Amount Issued	Principal Amount Outstanding[1]
1	October 15, 2010	1	Collateral Series 2010	October 28, 2010	$350,779,405	$215,077,405
2	November 1, 2010	2	1.625% Series due 2015	November 16, 2010	$250,000,000	$0
		3	3.250% Series due 2020	November 16, 2010	$500,000,000	$0
		4	5.125% Series due 2040	November 16, 2010	$750,000,000	$750,000,000
3	November 1, 2013	5	4.65% Series due 2043	November 14, 2013	$250,000,000	$250,000,000
4	September 1, 2015	6	3.300% Series due 2025	September 28, 2015	$250,000,000	$250,000,000
		7	4.375% Series due 2045	September 28, 2015	$250,000,000	[2]
5	August 1, 2016	8	Collateral Series 2016CCA	August 25, 2016	$96,000,000	$96,000,000
6	August 1, 2018	9	Collateral Series 2018CCA	September 5, 2018	$17,875,000	$17,875,000
7	March 1, 2019	7[2]	4.375% Series due 2045	September 28, 2015	$300,000,000	$550,000,000	[2]
8	May 15, 2020	10	3.300% Series due 2050	June 3, 2020	$500,000,000	$500,000,000
9	March 1, 2023	11	5.450% Series due 2033	May 20, 2023	$400,000,000	$400,000,000
10	November 1, 2023	12	Collateral Series 2023TCA	December 6, 2023	$60,000,000	$60,000,000

[1]	As of August 1, 2025
[2]

Supplemental Indenture No. 7 established additional securities of Series No. 7. Outstanding amount reflects securities of Series No. 7 issued pursuant to Supplemental Indenture No. 4 and Supplemental Indenture No. 7.

A-1

EXHIBIT B

KENTUCKY UTILITIES COMPANY

Filing and Recording

of

Supplemental Indenture No. 10, dated as of November 1, 2023,

to

Indenture, dated as of October 1, 2010

COUNTY NAME	BOOK AND PAGE NUMBER
Adair	DB 418, Pg 402
Anderson	MB 739, Pg 72
Ballard	MB 132, Pg 406
Barren	MC 218, Pg 281
Bath	MB 282, Pg 169
Bell	MB 390, Pg 495
Bourbon	MB 726, Pg 418
Boyle	MB 842, Pg 356
Bracken	MB 334, Pg 343
Bullitt	MB 2184, Pg 569
Caldwell	MB 398, Pg 689
Carroll	MB 285, Pg 191
Casey	MB 303, Pg 542
Christian	MB 1808, Pg 33
Clark	MB 1040, Pg 516
Clay	MB 248, Pg 229
Crittenden	MB 260, Pg 347
Estill	MB O12, Pg 379
Fayette	MB 10738, Pg 232
Fleming	Misc. BK 4, Pg 513
Franklin	MB 1723, Pg 619
Fulton	MB 204, Pg 319
Gallatin	MB 273, Pg 307
Garrard	MB 441, Pg 247
Grayson	MB 28-O, Pg 31
Green	MB 363, Pg 113
Hardin	DB 1561, Pg 550
Harlan	MB 493, Pg 681
Harrison	MB 485, Pg 464
Hart	MB 500, Pg 11
Henry	MB 420, Pg 210
Hickman	MB 134, Pg 415
Hopkins	MB 1430, Pg 392
Jessamine	MB 1558, Pg 905
Knox	Misc. BK 59, Pg 174

B-1

Larue	MB 444, Pg 722
Laurel	MB 1376, Pg 53
Lee	MB 132, Pg 665
Lincoln	MB 533, Pg 596
Livingston	MB 349, Pg 393
Lyon	MB 295, Pg 235
Madison	MB 2271, Pg 604
Marion	MB 495, Pg 437
Mason	DB 391, Pg 523
McCracken	MB 1789, Pg 114
McLean	MB 237, Pg 157
Mercer	MB 783, Pg 218
Montgomery	MB 658, Pg 687
Muhlenberg	MB 749, Pg 1551
Nelson	MB 1443, Pg 251
Nicholas	MB 194, Pg 740
Ohio	MB 640, Pg 527
Oldham	MB 2643, Pg 1017
Owen	MB 330, Pg 304
Pendleton	DB 380, Pg 80
Pulaski	MB 1751, Pg 240
Robertson	MB 78, Pg 341
Rockcastle	MB 344, Pg 559
Rowan	BK A475, Pg 479
Russell	MB 475, Pg 205
Scott	MB 1763, Pg 178
Shelby	MB 1329, Pg 372
Taylor	MB 684, Pg 635
Trimble	MB 262, Pg 264
Union	MB 482, Pg 178
Washington	MB 335, Pg 793
Webster	MB 390, Pg 116
Whitley	MB 710, Pg 596
Woodford	MB 978, Pg 410

B-2

EXHIBIT C

KENTUCKY UTILITIES COMPANY

Real Property

Schedule of real property owned in fee located in the Commonwealth of Kentucky

Caldwell County:

Beginning at a stone in West line of Claxton Road, black oak and two small elms as pointers, thence with road N-7 1⁄4 -E 206 feet to a stone, two post oaks as pointers thence S-76 3⁄4 -W 192 feet to a stone, white oak and hickory as pointer, S-6-E 74 feet to a stone thence S-61-E 178 feet to the beginning.

Being the same Property conveyed to Kentucky Utilities Company by Deed dated July 29, 2025, of record in Deed Book 355, Page 283 in the Office of the Clerk of Caldwell County, Kentucky.

Fayette County:

BEING LOT 1 as shown on the Minor Subdivision Plan of Buchanan Substation of record in Plat Cabinet R, Slide 837 in the Office of the Clerk of Fayette County, Kentucky.

Being the same Property conveyed to Kentucky Utilities Company by Deed dated November 28, 2023, of record in Deed Book 4049, Page 735, in the Office of the Clerk of Fayette County, Kentucky.

Jefferson County:

An undivided 26.95% interest, as a tenant in common, in and to the following described real property located in Jefferson County, Kentucky:

Being Tract 3, Eastpoint Business Center, as shown on plat of record in Plat and Subdivision Book 45 at Page 16, in the office of the Jefferson County Clerk.

Being the same Property interest conveyed to Kentucky Utilities Company by Deed dated June 30, 2024, of record in Deed Book 12866, Page 786, in the Office of the Clerk of Jefferson County, Kentucky.

Mercer County:

Tract I:

ALL OF TRACT A AS SET FORTH ON THE MINOR PLAT AMENDMENT #1 OF ANDERSON CIRCLE FARM AS RECORDED IN PLAT CABINET E, SLIDE 30, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN SET (5/8” X 18” STEEL REBAR WITH ALUMINUM SURVEY CAP STAMPED PLS #3816, AS IS TYPICAL FOR ALL SET CORNER MONUMENTS), SAID PIN LOCATED ON THE SOUTH EDGE OF JACKSON PIKE, 20 FEET SOUTH OF THE CENTERLINE, AND LOCATED ON THE EAST EDGE OF THE RIGHT-OF-WAY OF NORFOLK SOUTHERN RAILROAD, 33 FEET FROM THE CENTER OF RAILROAD, NORTH OF HARRODSBURG IN MERCER COUNTY, KENTUCKY AND BEING THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE WITH THE RIGHT-OF-WAY OF JACKSON PIKE FOR THE FOLLOWING FOURTEEN (14) COURSES: S84°54’14”E – 777.00 FEET TO A POINT, S83°44’44”E – 513.73 FEET TO A POINT, S85°04’00”E – 19.32 FEET TO AN IRON PIN SET, S85°04’00”E – 1011.69 FEET TO A

POINT, S85°34’30”E – 124.99 FEET TO A POINT, S71°23’48”E – 119.07 FEET TO A POINT, S59°41’15”E – 23.10 FEET TO AN IRON PIN SET, S59°41’15”E – 556.30 FEET TO A POINT, S62°21’42”E – 56.46 FEET TO A POINT, S70°05’56”E – 55.09 FEET TO A POINT, S79°05’32”E – 78.88 FEET TO A POINT, S86°55’04”E – 608.47 FEET TO AN IRON PIN SET, S87°50’16”E – 830.68 FEET TO A POINT, N89°01’56”E – 114.30 FEET TO AN IRON PIN FOUND (PLS #2067), SAID PIN BEING THE NORTHWEST CORNER OF LLOYD JONES JR. (DB 218, PG 318); THENCE LEAVING JACKSON PIKE AND WITH JONES JR. FOR THE FOLLOWING TWO (2) COURSES: S00°52’22”W – 661.81 FEET TO AN IRON PIN FOUND (PLS #2067), S83°00’21”E – 680.70 FEET TO AN IRON PIN FOUND (PLS #2067), SAID PIN BEING THE SOUTHWEST CORNER OF LLOYD JONES SR. (DB 114, PG 282); THENCE LEAVING JONES JR. AND WITH JONES SR. S84°56’24”E – 583.06 FEET TO AN IRON PIN SET, SAID PIN BEING LOCATED ON THE WEST EDGE OF RIGHT-OF-WAY OF US HIGHWAY 127, 88 FEET WEST OF THE HIGHWAY BASELINE; THENCE LEAVING JONES SR. AND WITH THE RIGHT-OF-WAY OF US HIGHWAY 127 S04°39’40”E – 739.10 FEET TO AN IRON PIN SET; THENCE LEAVING US HIGHWAY 127 AND ACROSS THE PROPERTY OF CERES FARMS, LLC THE FOLLOWING THREE (3) COURSES: N90°00’00”W – 4247.69 FEET TO AN IRON PIN SET, S00°00’00”E – 4254.62 FEET TO AN IRON PIN SET AND N87°17’21”W – 2567.83 FEET TO AN IRON PIN SET, SAID PIN BEING ON THE EAST EDGE OF RIGHT-OF-WAY OF NORFOLK SOUTHERN RAILROAD, 34 FEET FROM THE CENTER OF THE RAILROAD; THENCE WITH THE RIGHT-OF-WAY OF NORFOLK SOUTHERN RAILROAD THE FOLLOWING THREE (3) COURSES: N06°35’14”E – 886.45 FEET TO AN IRON PIN FOUND (PLS #3118), N06°31’10”E – 2448.42 FEET TO AN IRON PIN SET AND N06°31’10”E – 3196.21 FEET TO THE POINT OF BEGINNING AND CONTAINING 459.209 ACRES BY SURVEY

THIS DESCRIPTION PREPARED FROM A PHYSICAL SURVEY CONDUCTED BY VANTAGE ENGINEERING PLC, KENDAL WISE, KENTUCKY PLS #3816 DATED THE 2ND DAY OF MARCH, 2023.

TOGETHER WITH THE NON-EXCLUSIVE 50-FOOT WIDE ACCESS EASEMENT SET FORTH IN THE ACCESS EASEMENT AGREEMENT BY AND BETWEEN KENTUCKY UTILITIES COMPANY AND MERCER COUNTY SOLAR PROJECT, LLC DATED APRIL 26, 2023, RECORDED MAY 3, 2023 IN MORTGAGE BOOK 771, PAGE 834 OF THE MERCER COUNTY, KENTUCKY CLERK’S OFFICE.

THE ABOVE LEGAL DESCRIPTION IS HEREBY REPLACED WITH THE FOLLOWING REVISED LEGAL DESCRIPTION CREATED PURSUANT TO THE SURVEY PERFORMED IN NOVEMBER, 2023, BY SURVEYING AND MAPPING, LLC (SAM) UNDER THE DIRECT SUPERVISION OF STEVEN L. SEESE, PROFESSIONAL LAND SURVEYOR NUMBER 4185:

SITUATED IN THE COUNTY OF MERCER, COMMONWEALTH OF KENTUCKY, BEING A 459.317 ACRE PARCEL, AS SURVEYED, AND BEING ALL OF THAT 90.839 PARCEL (FARM 2, TRACT 2) CONVEYED TO CERES FARMS, LLC, AN INDIANA LIMITED LIABILITY COMPANY BY DEED BOOK 343, PAGE 417 AND SHOWN ON “ANDERSON CIRCLE FARM” MINOR PLAT (PLAT CABINET C, SLIDE 693) AND “ANDERSON CIRCLE FARM” MINOR PLAT AMENDMENT #1’ (PLAT CABINET E, PAGE 30), AND ALL OF THAT 368.370 ACRE PARCEL SHOWN ON THE “ANDERSON CIRCLE FARM” MINOR PLAT AMENDMENT #1” (PLAT CABINET E, PAGE 30), WHICH IS PART OF THAT 1,351.883 ACRE PARCEL (1,226.773 ACRES AFTER EXCEPTION) CONVEYED TO CERES FARMS, LLC, AN INDIANA LIMITED LIABILITY COMPANY BY DEED BOOK 343, PAGE 417 AND SHOWN ON “ANDERSON CIRCLE FARM” MINOR PLAT (PLAT CABINET C, SLIDE 693), (ALL REFERENCES IN THIS DESCRIPTION REFER TO THE RECORDS OF THE RECORDER’S OFFICE, MERCER COUNTY, KENTUCKY), ALSO BEING PART OF PVA MAP ID 045.00-00029.00, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT 1⁄2 INCH REBAR WITH AN ORANGE CAP ON THE EASTERLY RIGHT OF WAY LINE OF THE NORFOLK SOUTHERN RAILROAD, ALSO BEING ON THE SOUTHERN RIGHT OF WAY LINE OF JACKSON PIKE (40 FEET WIDE) BEING THE NORTHWEST CORNER OF SAID 90.863 ACRE PARCEL;

THENCE ALONG THE SOUTHERLY RIGHT OF LINE OF JACKSON PIKE AND THE NORTHERLY LINE OF SAID 90.863 ACRE PARCEL, SOUTH 84 DEGREES 54 MINUTES 14 SECONDS EAST, A DISTANCE OF 777.10 FEET TO A REBAR WITH CAP SET;

THENCE ALONG COMMON LINES OF SAID 90.863 ACRE PARCEL AND SAID JACKSON PIKE, THE FOLLOWING TWO (2) COURSES;

1.	SOUTH 83 DEGREES 44 MINUTES 44 SECONDS EAST, A DISTANCE OF 513.80 FEET TO A MAG NAIL SET;

2.

SOUTH 85 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 19.32 FEET TO A 2 INCH REBAR WITH METAL CAP “WISE PLS 3816”, BEING A NORTHEASTERLY CORNER OF SAID 90.863 ACRE PARCEL ALSO BEING A NORTHWESTERLY CORNER OF SAID 1,226.773 ACRE PARCEL;

THENCE ALONG COMMON LINES OF SAID 1,226.773 ACRE PARCEL AND SAID JACKSON PIKE, THE FOLLOWING ELEVEN (11) COURSES;

1. SOUTH 85 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 1,011.82 FEET TO A 5/8 INCH REBAR FOUND;

2. SOUTH 85 DEGREES 34 MINUTES 30 SECONDS EAST, A DISTANCE OF 125.01 FEET TO A 5/8 INCH REBAR SET;

3. SOUTH 71 DEGREES 23 MINUTES 48 SECONDS EAST, A DISTANCE OF 119.09 FEET TO A 5/8 INCH REBAR SET;

4. SOUTH 59 DEGREES 41 MINUTES 15 SECONDS EAST, A DISTANCE OF 23.10 FEET TO 2 INCH REBAR WITH METAL CAP “WISE PLS 3816” FOUND;

5. SOUTH 59 DEGREES 41 MINUTES 15 SECONDS EAST, A DISTANCE OF 556.37 FEET TO A 5/8 INCH REBAR SET;

6. SOUTH 62 DEGREES 21 MINUTES 42 SECONDS EAST, A DISTANCE OF 56.47 FEET TO A 5/8 INCH REBAR SET:

7. SOUTH 70 DEGREES 05 MINUTES 56 SECONDS EAST, A DISTANCE OF 55.10 FEET TO A 5/8 INCH REBAR SET;

8. SOUTH 79 DEGREES 05 MINUTES 32 SECONDS EAST, A DISTANCE OF 78.89 FEET TO A 5/8 INCH REBAR SET;

9. SOUTH 86 DEGREES 55 MINUTES 04 SECOND EAST, A DISTANCE OF 608.55 FEET TO A 2 INCH REBAR WITH METAL CAP “WISE PLS 3816” FOUND;

10. SOUTH 87 DEGREES 50 MINUTES 16 SECONDS EAST, A DISTANCE OF 830.79 FEET TO A 5/8 INCH REBAR SET;

11. NORTH 89 DEGREES 04 MINUTES 07 SECONDS EAST, A DISTANCE OF 114.31 FEET TO A 3/4 INCH IRON PIPE WITH CAP “HUFF 2067” FOUND ON THE SOUTHERN RIGHT OF WAY LINE OF SAID JACKSON PIKE. ALSO BEING A NORTHWEST CORNER OF A 10.93 ACRE PARCEL CONVEYED TO LLOYD HUGHES JONES. JR. AND JENNIE LEE JONES BY DEED BOOK 218, PAGE 318, ALSO BEING A NORTHEASTERLY CORNER OF SAID 1,226.773 ACRE PARCEL;

THENCE ALONG COMMON LINES OF SAID 1,226.773 ACRE PARCEL AND SAID 10.93 ACRE PARCEL, THE FOLLOWING TWO (2) COURSES;

1.	SOUTH 00 DEGREES 52 MINUTES 26 SECONDS WEST, A DISTANCE OF 661.90 FEET TO A 3/4 INCH IRON PIPE WITH CAP “HUFF 2067” FOUND;

2.

SOUTH 83 DEGREES 00 MINUTES 14 SECONDS EAST, A DISTANCE OF 680.79 FEET TO A 3/4 INCH IRON PIPE WITH CAP “HUFF 2067” FOUND, BEING THE SOUTHEAST CORNER OF SAID 10.93 ACRE PARCEL ALSO BEING THE SOUTHWEST CORNER OF A 14.2 ACRE PARCEL PRESENTLY OWNED BY L.H. JONES (PVA MAP ID: 045.00-00022.00), ALSO BEING A NORTHEASTERLY CORNER OF SAID 1,226.773 ACRE PARCEL;

THENCE ALONG THE SOUTHERLY LINE OF SAID 14.2 ACRE PARCEL AND A NORTHERLY LINE OF SAID 1,226.773 ACRE PARCEL, SOUTH 84 DEGREES 56 MINUTES 17 SECONDS EAST, A DISTANCE OF 583.14 FEET TO A REBAR WITH CAP, “WISE PLS 3816”, FOUND AT A NORTHEASTERLY CORNER OF SAID 1,226.773 ACRE PARCEL AND BEING ON THE WESTERLY RIGHT OF WAY LINE OF U.S. ROUTE 127 / LOUISVILLE ROAD (VARIABLE RIGHT OF WAY WIDTH), BEING REFERENCED BY A KENTUCKY CONCRETE RIGHT OF WAY MONUMENT FOUND (LEANING) AT SOUTH 59 DEGREES 06 MINUTES 40 SECONDS EAST, A DISTANCE OF 1.21 FEET;

THENCE ALONG A COMMON LINE OF SAID 1,226.773 ACRE PARCEL AND SAID U.S. ROUTE 127 / LOUISVILLE RD, SOUTH 04 DEGREES 39 MINUTES 33 SECONDS EAST, A DISTANCE OF 739.20 FEET TO A POINT REFERENCED BY A REBAR WITH A METAL CAP “WISE PLS 3816” FOUND SOUTH 58 DEGREES 12 MINUTES 01 SECOND WEST, A DISTANCE OF 0.61 FEET;

THENCE LEAVING SAID COMMON LINE AND ALONG NEW LINES THROUGH SAID 1,226.773 ACRE PARCEL THE FOLLOWING THREE (3) COURSES:

1.	NORTH 89 DEGREES 59 MINUTES 53 SECONDS WEST, A DISTANCE OF 4,248.34 FEET TO A 5/8 INCH REBAR WITH YELLOW CAP “WISE PLS 3816” FOUND;

2.	SOUTH 00 DEGREES 00 MINUTES 03 SECONDS EAST, A DISTANCE OF 4,255.16 FEET TO A 5/8 INCH REBAR WITH YELLOW CAP “WISE PLS 3816” FOUND;

3.

NORTH 87 DEGREES 17 MINUTES 08 SECONDS WEST, A DISTANCE OF 2,568.06 FEET TO A 5/8 INCH REBAR WITH YELLOW CAP “WISE PLS 3816” FOUND ON A LINE COMMON TO THE EASTERN RIGHT OF WAY LINE OF THE NORFOLK SOUTHERN RAILROAD (68 FEET WIDE) AND THE WESTERLY LINE OF SAID 1,226.773 ACRE PARCEL;

THENCE ALONG COMMON LINES OF SAID 1,226.773 ACRE PARCEL AND SAID NORFOLK SOUTHERN RAILROAD, THE FOLLOWING TWO (2) COURSES;

1.	NORTH 06 DEGREES 35 MINUTES 14 SECONDS EAST, A DISTANCE OF 738.21 FEET TO A POINT REFERENCED BY IRON PIPE FOUND SOUTH 07 DEGREES 48 MINUTES 10 SECONDS WEST, A DISTANCE OF 1.81 FEET;

2.

NORTH 06 DEGREES 31 MINUTES 10 SECONDS EAST, A DISTANCE OF 2,448.74 FEET TO A 2 INCH REBAR WITH AN METAL CAP “WISE PLS 3816” FOUND, BEING THE SOUTHWEST CORNER OF SAID 90.863 ACRE PARCEL AND A NORTHWESTERLY CORNER OF SAID 1,226.773 ACRE PARCEL;

THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF NORFOLK SOUTHERN RAILROAD AND THE WESTERLY LINE OF SAID 90.863 ACRE PARCEL, NORTH 06 DEGREES 31 MINUTES 09 SECONDS EAST, A DISTANCE OF 3,196.64 FEET TO THE POINT OF BEGINNING OF THIS PARCEL CONTAINING 459.317 ACRES MORE OR LESS, END OF DESCRIPTION;

THE BASIS OF BEARINGS FOR THIS SURVEY IS THE SOUTH RIGHT OF WAY LINE OF JACKSON PIKE (40 FEET WIDE), WHICH IS MONUMENTED BY TWO WOOD POSTS FOUND ON THE NORTHERLY LINE OF A 141.30 ACRE PARCEL (FARM 2, TRACT 3) GRANTED TO CERES FARMS LLC, AN INDIANA LIMITED LIABILITY COMPANY BY DEED BOOK 343, PAGE 417. SAID LINE IS MEASURED TO BE SOUTH 87 DEGREES 15 MINUTES 22 SECONDS EAST, A DISTANCE OF 777.15 FEET.

THIS DESCRIPTION IS BASED ON AN ACTUAL FIELD SURVEY PERFORMED IN MAY 2020 AND NOVEMBER 2023 BY SURVEYING AND MAPPING, LLC (SAM) UNDER THE DIRECT SUPERVISION OF STEVEN L. SEESE, PROFESSIONAL LAND SURVEYOR NUMBER 4185

Being the same Property conveyed to Kentucky Utilities Company by Deed dated November 29, 2023, of record in Deed Book 380, Page 875, in the Office of the Clerk of Mercer County, Kentucky.

Tract II:

SITUATED IN THE COUNTY OF MERCER, COMMONWEALTH OF KENTUCKY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POST IN THE WEST RIGHT OF WAY LINE OF THE SOUTHERN RAILWAY PROPERTY CORNER TO PRESTON, SAID POINT OF BEGINNING BEING S 6 DEG. 33’ W 318.6 FEET FROM THE INTERSECTING SOUTH RIGHT-OF-WAY LINE OF JACKSON TURNPIKE AND THE WEST RIGHT-OF-WAY LINE OF THE SOUTHERN RAILWAY PROPERTY;

THENCE WITH THE WEST RIGHT-OF-WAY LINE OF THE SOUTHERN RAILWAY PROPERTY S 6 DEG. 33’ W 4643.7 FEET TO A POST CORNER TO VOTAW;

THENCE WITH VOTAW N 87 DEG. 30’ W 1267.9 FEET TO A POST CORNER TO BARNETT;

THENCE WITH BARNETT N 6 DEG. 33’ E 4960.0 FEET TO A POST IN THE SOUTH RIGHT-OF-WAY LINE OF JACKSON TURNPIKE;

THENCE WITH THE SOUTH RIGHT-OF-WAY LINE OF JACKSON TURNPIKE S 87 DEG. 30’ E 717.9 FEET TO A POST CORNER TO PRESTON; THENCE WITH THE DIVISION LINE OF PRESTON AND PROPERTY HEREBY CONVEYED; S 4 DEG 35’ W 200.5 FEET, S 84 DEG. 07’ E 126.8 FEET, S 1 DEG. 20’ E 111.6 FEET, S 87 DEG. 29’ E 342.5 FEET TO THE POINT OF BEGINNING CONTAINING 141.30 ACRES, MORE OR LESS, THIS IN ACCORDANCE WITH A SURVEY MADE BY CHARLES THOMAS, REGISTERED CIVIL ENGINEER.

PARCEL ID: PT OF 045.00-00029.00

THE ABOVE LEGAL DESCRIPTION IS HEREBY REPLACED WITH THE FOLLOWING REVISED LEGAL DESCRIPTION CREATED PURSUANT TO THE SURVEY PERFORMED IN NOVEMBER, 2023, BY SURVEYING AND MAPPING, LLC (SAM) UNDER THE DIRECT SUPERVISION OF STEVEN L. SEESE, PROFESSIONAL LAND SURVEYOR NUMBER 4185:

SITUATED IN THE COUNTY OF MERCER, COMMONWEALTH OF KENTUCKY, BEING A 140.826 ACRE TRACT, AS SURVEYED, AND BEING THE SAME AS THAT 141.30 TRACT (FARM 2, TRACT, 3) CONVEYED TO CERES FARMS, LLC, AN INDIANA LIMITED LIABILITY COMPANY BY DEED BOOK 343, PAGE 417 (ALL DEED REFERENCES IN THIS DESCRIPTION REFER TO THE RECORDS OF THE RECORDER’S OFFICE, MERCER COUNTY, KENTUCKY), ALSO BEING PART OF PVA MAP ID 045.00-00029.00 (FORMERLY MAP ID 045.00-00032.00), SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT 1⁄2 INCH REBAR WITH CAP “DPS 3432” ON THE WESTERLY RIGHT OF WAY LINE OF THE NORFOLK SOUTHERN RAILROAD BEING A NORTHEASTERLY CORNER OF SAID 140.826 ACRE PARCEL, ALSO BEING THE SOUTHEAST CORNER A 3.20 ACRE PARCEL CONVEYED TO FRANCIS NICOLE KENDRICK BY DEED BOOK 378, PAGE 333;

THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE AND THE EAST LINE OF SAID 140.826 ACRE TRACT SOUTH 06 DEGREES 33 MINUTES 37 SECONDS WEST, A DISTANCE OF 4,649.70 FEET TO A WOOD FENCE POST BEING THE SOUTHEAST CORNER OF SAID 140.826 ACRE PARCEL, ALSO BEING THE NORTHEAST CORNER OF A 280.838 ACRE PARCEL CONVEYED TO PATRICIA VOTAW BAKER BY DEED BOOK 272, PAGE 814;

THENCE ALONG THE NORTHERLY LINE OF SAID 280.838 ACRE TRACT AND THE SOUTHERLY LINE OF SAID 140.826 ACRE TRACT, NORTH 86 DEGREES 51 MINUTES 44 SECONDS WEST, A DISTANCE OF 1,265.49 FEET, TO A WOOD FENCE POST WITH MAG NAIL AND WASHER STAMPED “WITT L.S. 2187”, BEING THE SOUTHWEST CORNER OF SAID 140.826 ACRE PARCEL, ALSO BEING THE SOUTHEAST CORNER OF A 137.03 ACRE PARCEL CONVEYED TO EDMOND W. HOGAN AND KAREN M. HOGAN BY DEED BOOK 298, PAGE 746, REFERENCED BY AN IRON PIN FOUND NORTH 02 DEGREES 52 MINUTES 13 SECONDS WEST, AT A DISTANCE OF 0.74 FEET;

THENCE ALONG THE EASTERLY LINE OF SAID 137.03 ACRE TRACT AND THE WESTERLY LINE OF SAID 140.826 ACRE TRACT, NORTH 06 DEGREES 32 MINUTES 00 SECONDS EAST, A DISTANCE OF 4,956.48 FEET, TO A WOOD FENCE POST IN THE SOUTHERLY RIGHT OF WAY OF JACKSON PIKE (30 FEET WIDE), BEING THE NORTHWEST CORNER OF SAID 140.826 PARCEL, ALSO BEING THE NORTHEAST CORNER OF SAID 137.03 ACRE PARCEL, BEING REFERENCED BY AN IRON PIN FOUND SOUTH 74 DEGREES 37 MINUTES 38 SECONDS WEST, AT A DISTANCE OF 0.50 FEET;

THENCE ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID JACKSON PIKE AND THE NORTHERLY LINE OF SAID 140.826 ACRE TRACT, SOUTH 87 DEGREES 15 MINUTES 22 SECONDS EAST, A DISTANCE OF 777.15 FEET, TO A WOOD FENCE POST BEING A NORTHEASTERLY CORNER OF SAID 140.826 ACRE PARCEL, ALSO BEING THE NORTHWEST CORNER OF AFORESAID 3.20 ACRE PARCEL;

THENCE ALONG COMMON LINES OF SAID 140.826 ACRE PARCEL AND SAID 3.20 ACRE PARCEL, THE FOLLOWING FOUR (4) COURSES:

1.	SOUTH 04 DEGREES 42 MINUTES 51 SECONDS WEST, A DISTANCE OF 198.17 FEET TO A 1⁄2 INCH REBAR WITH CAP “DPS 3432”;

2.	SOUTH 84 DEGREES 07 MINUTES 03 SECONDS EAST, A DISTANCE OF 126.80 FEET TO A 1⁄2 INCH REBAR WITH A BUSTED CAP;

3.	SOUTH 01 DEGREES 20 MINUTES 03 SECONDS EAST, A DISTANCE OF 111.60 FEET TO A 2 INCH REBAR WITH METAL CAP “WISE PLS 3816”;

4.	SOUTH 87 DEGREES 29 MINUTES 03 SECONDS EAST, A DISTANCE TO 342.50 FEET TO THE POINT OF BEGINNING OF THIS PARCEL, CONTAINING 140.826 ACRES MORE OR LESS, END OF DESCRIPTION;

THE BASIS OF BEARINGS FOR THIS SURVEY IS THE SOUTH RIGHT OF WAY LINE OF JACKSON PIKE (30 FEET WIDE), WHICH IS MONUMENTED BY TWO WOOD POSTS FOUND ON THE NORTHERLY LINE SAID 140.826 ACRE TRACT. SAID LINE IS MEASURED TO BE SOUTH 87 DEGREES 15 MINUTES 22 SECONDS EAST, A DISTANCE OF 777.15 FEET.

Being the same Property conveyed to Kentucky Utilities Company by Deed dated January 10, 2024, of record in Deed Book 381, Page 369, in the Office of the Clerk of Mercer County, Kentucky.

Tract III:

THE FOLLOWING REAL PROPERTY LOCATED IN THE COUNTY Of MERCER, COMMONWEALTH OF KENTUCKY:

BEGINNING AT AN IRON PIN SET (5/8 INCH X 18 INCH STEEL REBAR WITH ALUMINUM SURVEY CAP STAMPED PLS #3816, AS IS TYPICAL FOR ALL SET CORNER MONUMENTS), SAID PIN LOCATED ON THE NORTH EDGE OF RIGHT-OF-WAY OF JACKSON PIKE, 20 FEET NORTH OF THE CENTERLINE AND LOCATED ON THE EAST EDGE OF RIGHT OF WAY OF NORFOLK SOUTHERN RAILROAD, 100 FEET FROM THE CENTER OF THE RAILROAD TRACKS, BEING NORTH OF HARRODSBURG IN MERCER COUNTY, KENTUCKY AND BEING THE POINT OF BEGINNING FOR THIS DESCRIPTION;

THENCE LEAVING THE RAILROAD RIGHT-OF-WAY AND WITH THE RIGHT-OF-WAY OF JACKSON PIKE FOR THE FOLLOWING THREE (3) COURSES: SOUTH 84º54”14’ EAST 709.31 FEET TO A POINT, SOUTH 83 º44’44” EAST 513.67 FEET TO A POINT, SOUTH 85º04’00” EAST 393.29 FEET TO AN IRON PIN SET, SAID PIN BEING THE SOUTHWEST CORNER OF GREEN (DEED BOOK 204, PAGE 277);

THENCE LEAVING THE RIGHT OF WAY OF JACKSON PIKE AND WITH GREEN NORTH 04º59’59” EAST 460.19 FEET TO AN IRON PIN FOUND (PLS #3816), SAID PIN BEING THE SOUTHWEST CORNER OF MOONSHADOW HOLDINGS, LLC (PLAT FILE C-644);

THENCE LEAVING GREEN AND WITH MOONSHADOW HOLDINGS, LLC FOR THE FOLLOWING TWO (2) COURSES: NORTH 05º06’21” EAST 1155.73 FEET TO AN IRON PIN FOUND (PLS #3816), SOUTH 86º06’11” EAST 379.01 FEET TO AN IRON PIN FOUND (PLS #3816), SAID PIN BEING IN THE WEST BOUNDARY OF THE JOHN KELLER ESTATE (DEED BOOK 76, PAGE 326);

THENCE LEAVING MOONSHADOW HOLDINGS, LLC AND WITH THE JOHN KELLER ESTATE FOR THE FOLLOWING THREE (3) COURSES: NORTH 09º46’22” WEST 912.99 FEET TO AN IRON PIN SET, SOUTH 89º57’37” EAST 2192.00 FEET TO AN IRON PIN SET, SOUTH 04º20’07” EAST 945.10 FEET TO AN IRON PIN SET, SAID PIN BEING THE NORTHWEST CORNER OF JOHN KELLER (DEED BOOK 114, PAGE 491);

THENCE LEAVING THE JOHN KELLER ESTATE AND WITH JOHN KELLER NORTH 83º38’56” EAST 744.68 FEET TO AN IRON PIN SET, SAID PIN BEING THE SOUTHWEST CORNER TO VON BORRIES (DEED BOOK 217, PAGE 652);

THENCE LEAVING JOHN KELLER AND WITH VON BORRIES FOR THE FOLLOWING FOUR (4) COURSES: NORTH 03º43’02 WEST 866.08 FEET TO AN IRON PIN SET, NORTH 03º03’54” EAST PASSING AN IRON WITNESS PIN SET AT 259.46 FEET AND CONTINUING A TOTAL DISTANCE OF 259.85 FEET TO A WOOD POST, NORTH 03º13’10” EAST 417.81 FEET TO AN IRON PIN SET, SOUTH 75º11’31” EAST 1039.87 FEET TO A PIPE FOUND (NO CAP), SAID PIPE LOCATED ON THE WEST EDGE OF RIGHT-OF-WAY OF U.S. HIGHWAY 127;

THENCE LEAVING VON BORRIES AND WITH THE RIGHT-OF-WAY OF U.S. HIGHWAY 127 ALONG A CURVE TO THE LEFT WITH ARC LENGTH 150.66 FEET, RADIUS 11,385.00 FEET, CHORD LENGTH 150.66 FEET, CHORD BEARING NORTH 01º01’35” EAST AND TANGENT 75.33 FEET TO AN IRON PIN SET, SAID PIN LOCATED ON THE WEST RIGHT-OF-WAY OF HUDSON LANE;

THENCE LEAVING U.S. HIGHWAY 127 AND WITH THE RIGHT-OF-WAY OF HUDSON LANE FOR THE FOLLOWING SEVEN (7) COURSES: ALONG A CURVE TO THE LEFT WITH ARC LENGTH 132.75 FEET, RADIUS 1875.08 FEET, CHORD LENGTH 132.73 FEET, CHORD BEARING NORTH 17º31’53” WEST AND TANGENT 66.41 FEET TO A POINT, NORTH 89º59’22” WEST 4.29 FEET TO A POINT, ALONG A CURVE TO THE LEFT WITH ARC LENGTH 11.96 FEET, RADIUS 11,340.00 FEET, CHORD LENGTH 11.96 FEET, CHORD BEARING NORTH 00º01’11” WEST AND TANGENT 5.98 FEET TO A POINT, ALONG A CURVE TO THE LEFT WITH ARC LENGTH 404.78 FEET, RADIUS 1875.08 FEET, CHORD LENGTH 403.99 FEET, CHORD BEARING NORTH 26º07’57” WEST AND TANGENT 203.18 FEET TO A POINT, NORTH 32º19’00” WEST 218.10 FEET TO AN IRON PIN SET, SOUTH 57º41’00” WEST 15.00 FEET TO AN IRON PIN SET, NORTH 32º20’09” WEST 529.36 FEET TO AN IRON PIN FOUND (PLS #3432), SAID PIN BEING THE SOUTHEAST CORNER TO AUXIER (NO DEED FOUND, REFERENCE PLAT FILE B-567), AND LOCATED 50 FEET FROM CENTER OF HUDSON LANE;

THENCE LEAVING HUDSON LANE AND WITH AUXIER FOR THE FOLLOWING THREE (3) CALLS: SOUTH 89º38’15” WEST 3533.78 FEET TO AN IRON PIN FOUND (PLS #3432), NORTH 00º42’44”’ WEST 734.24 FEET TO AN IRON PIN FOUND (PLS #3432), NORTH 00º05’19” WEST 1717.01 FEET TO AN IRON PIN SET, SAID PIN BEING ON THE SOUTH BOUNDARY OF STRICKLAND (DEED BOOK 186, PAGE 488);

THENCE LEAVING AUXIER AND WITH STRICKLAND NORTH 85º19’49” WEST 1504.58 FEET TO AN IRON PIN SET, SAID PIN LOCATED ON THE EAST RIGHT-OF-WAY OF NORFOLK SOUTHERN RAILROAD, AND LOCATED 33 FEET FROM THE CENTER OF RAILROAD TRACKS AT A FENCE POST FOUND;

THENCE LEAVING STRICKLAND AND WITH THE RIGHT-OF-WAY OF NORFOLK SOUTHERN RAILROAD FOR THE FOLLOWING FIVE (5) COURSES: SOUTH 02º05’53” WEST 4673.06 FEET TO AN IRON PIN SET, ALONG A CURVE TO THE RIGHT WITH ARC LENGTH 906.36 FEET, RADIUS 11,497.46 FEET, CHORD LENGTH 906.12 FEET, CHORD BEARING SOUTH 04º21’23” WEST AND TANGENT 453.41 FEET TO A 20 INCH DIAMETER HACKBERRY TREE (WITNESS PIN SET 1.61 FEET NORTH OF HACKBERRY TREE), SOUTH 06º36’53” WEST 543.99 FEET TO AN IRON PIN SET, SAID PIN LOCATED 33 FEET FROM THE CENTER OF RAILROAD TRACKS, SOUTH 83º23’07” EAST 67.00 FEET TO AN IRON PIN SET, SAID PIN LOCATED 100 FEET FROM THE CENTER OF RAILROAD TRACKS, SOUTH 06º36’53” WEST 452.58 FEET TO THE POINT OF BEGINNING, CONTAINING 405.68 ACRES BY SURVEY.

THIS DESCRIPTION PREPARED FROM PHYSICAL SURVEY CONDUCTED BY VANTAGE ENGINEERING PLC, KENDAL WISE, KENTUCKY PLS #3816, DATED DECEMBER 12, 2011.

FOR A MORE PARTICULAR DESCRIPTION OF THE BOUNDARIES HEREIN, REFER TO THE PLAT OF RECORD, ANDERSON CIRCLE FARM, DATED THE 8TH DAY OF DECEMBER, 2011, RECORDED AT PLAT CABINET C, SLIDE 694, MERCER COUNTY CLERK’S OFFICE.

PARCEL ID: 044.00-00007.00

THE ABOVE LEGAL DESCRIPTION IS HEREBY REPLACED WITH THE FOLLOWING REVISED LEGAL DESCRIPTION CREATED PURSUANT TO THE SURVEY PERFORMED IN NOVEMBER, 2023, BY SURVEYING AND MAPPING, LLC (SAM) UNDER THE DIRECT SUPERVISION OF STEVEN L. SEESE, PROFESSIONAL LAND SURVEYOR NUMBER 4185:

SITUATED IN THE COUNTY OF MERCER, COMMONWEALTH OF KENTUCKY, BEING A 405.174 ACRE PARCEL, AS SURVEYED, AND BEING THE SAME AS THAT 405.068 PARCEL (FARM 3, N. WILKINSON) CONVEYED TO CERES FARMS, LLC, AN INDIANA LIMITED LIABILITY COMPANY BY DEED BOOK 343, PAGE 417, (ALL DEED REFERENCES IN THIS DESCRIPTION REFER TO THE RECORDS OF THE RECORDER’S OFFICE, MERCER COUNTY, KENTUCKY), AND SHOWN ON PLAT CABINET C, SLIDE 693, ALSO BEING PART OF PVA MAP ID 045.00-00007.00, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1/2 INCH REBAR WITH AN METAL CAP “WISE PLS 3816 ON THE EASTERLY RIGHT Of WAY LINE OF THE NORFOLK SOUTHERN RAILROAD ALSO BEING ON THE NORTHERN RIGHT OF WAY LINE OF JACKSON PIKE (40 FEET WIDE) BEING THE SOUTHWEST CORNER OF SAID 405.174 ACRE PARCEL;

THENCE ALONG THE EASTERLY RIGHT Of LINE OF THE NORFOLK SOUTHERN AND THE WESTERLY LINE OF SAID 405.174 ACRE PARCEL, NORTH 06 DEGREES 36 MINUTES 54 SECONDS EAST, A DISTANCE OF 452.64 FEET TO A BENT REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

THENCE ALONG COMMON LINES OF SRO 405.174 ACRE PARCEL AND SAID NORFOLK SOUTHERN RAILROAD, THE FOLLOWING FOUR (4) COURSES;

1.	NORTH 83 DEGREES 23 MINUTES 06 SECONDS WEST, A DISTANCE OF 67.01 FEET TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

2.	NORTH 06 DEGREES 36 MINUTES 54 SECONDS EAST, A DISTANCE OF 544.06 FEET TO A POINT REFERENCED BY A 2 INCH REBAR FOUND NORTH 01 DEGREE 14 MINUTES 25 SECONDS EAST, A DISTANCE OF 1.56 FEET;

3.

ALONG A CURVE TO THE LEFT WITH A RADIUS OF 11,498.95 FEET WITH A CHORD BEARING NORTH 04 DEGREES 21 MINUTES 27 SECONDS EAST, A CHORD DISTANCE OF 905.93 FEET AND AN ARC LENGTH 906.16 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

4.

NORTH 02 DEGREES 05 MINUTES 54 SECONDS EAST, A DISTANCE OF 4,673.97 FEET TO A 2 INCH REBAR WITH METAL CAP “WISE PLS 3816”, FOUND ON THE EASTERLY RIGHT OF WAY LINE OF SAID RAILROAD AND BEING THE NORTHWEST CORNER OF SAID 405.174 ACRE PARCEL;

THENCE ALONG A SOUTHERLY LINE OF A 143.99 ACRE PARCEL CONVEYED TO AFI 009, LLC BY DEED BOOK 369, PAGE 589 AND REFERENCED BY PVA MAP ID 044.00-00011.02, ALSO BEING THE MOST NORTHERLY LINE OF SAID 405.174 ACRE PARCEL, SOUTH 85 DEGREES 19 MINUTES 48 SECONDS EAST, A DISTANCE OF 1,504.77 FEET TO A 2 INCH REBAR WITH METAL CAP “WISE PLS 3816”, BEING A NORTHERLY CORNER OF SAID 405.174 ACRE PARCEL ALSO BEING A SOUTHERLY CORNER 613;

THENCE ALONG AN EASTERLY LINE OF SAID 405.174 ACRE PARCEL AND WESTERLY LINE OF SAID 133.11 ACRE PARCEL, SOUTH 00 DEGREES O5 MINUTES 18 SECONDS EAST, A DISTANCE OF 1,717.23 FEET TO A REBAR FOUND;

THENCE CONTINUING ALONG THE WESTERLY LINE OF SAID 133.11 ACRE PARCEL, AND ALONG COMMON LINES TO SAID 405.174 ACRE PARCEL AND A 28.04 ACRE PARCEL CONVEYED TO HUDSON ROAD FARMS, LLC, BY DEED BOOK 373, PAGE 847, THE FOLLOWING TWO (2) COURSES:

1.	SOUTH 00 DEGREES 42 MINUTES 43 SECONDS EAST, A DISTANCE OF 734.34 FEET TO A 1⁄2 INCH REBAR WITH ORANGE CAP “DPS 3432”;

2.

NORTH 89 DEGREES 38 MINUTES 16 SECONDS EAST, A DISTANCE OF 3,534.24 FEET TO A 1/2 INCH REBAR LEANING WITH ORANGE CAP “DPS 3432”, TO A POINT OF THE WESTERLY RIGHT OF LINE HUDSON RD. (VARIABLE WIDTH ROW);

THENCE ALONG COMMON LINES Of SAID 405.174 ACRE PARCEL AND SAID HUDSON RD. RIGHT OF WAY, THE FOLLOWING SEVEN (7) COURSES;

1.	SOUTH, 32 DEGREES 20 MINUTES, 08 SECONDS EAST, A DISTANCE OF 529.43 FEET TO A 5/8 REBAR FOUND WITH CAP SET;

2.	NORTH 57 DEGREES 41 MINUTES 01 SECONDS EAST, A DISTANCE OF 15.00 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

3.	SOUTH 32 DEGREES 18 MINUTES 59 SECONDS EAST, A DISTANCE OF 218.13 FEET, TO A POINT;

4.

ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 1,875.32 FEET, WITH A CHORD BEARING SOUTH 26 DEGREES 07 MINUTES 56 SECONDS EAST, A CHORD DISTANCE OF 404.04 FEET, AND AN ARC LENGTH OF 404.83 FEET, TO A 5/8 INCH REBAR WITH CAP SET;

5.

ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 11,341.47 FEET, WITH A CHORD BEARING SOUTH 00 DEGREES 01 MINUTE 10 SECONDS EAST, A CHORD DISTANCE OF 11.96 FEET, AND AN ARC LENGTH OF 11.96 FEET, TO A 5/8 INCH REBAR WITH CAP SET;

6.	SOUTH 89 DEGREES 59 MINUTES 21 SECONDS EAST, A DISTANCE OF 4.29 FEET TO A 5/8 INCH REBAR WITH CAP SET;

7.

ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 1,875.32 FEET, WITH A CHORD BEARING SOUTH 17 DEGREES 31 MINUTES 52 SECONDS EAST, A CHORD DISTANCE OF 132.75 FEET, AND AN ARC LENGTH OF 132.77 FEET, TO A 2 INCH REBAR WITH METAL CAP “WISE PLS 3816”, FOUND AT THE POINT WHERE HUDSON RD. RIGHT OF WAY MEETS THE WESTERLY RIGHT OF LINE U.S. ROUTE 27, LOUISVILLE RD. (VARIABLE WIDTH RIGHT OF WAY);

THENCE ALONG THE WESTERLY LINE OF SAID U.S. ROUTE 27/LOUISVILLE RD. RIGHT OF WAY, ALSO BEING A EASTERLY LINE OF SAID 405.174 ACRE PARCEL, ON A CURVE TO THE RIGHT WITH A RADIUS OF 11,386.47 FEET, WITH A CHORD BEARING SOUTH 01 DEGREES 01 MINUTE 36 SECONDS WEST, A CHORD DISTANCE OF 150.68 FEET, AND AN ARC LENGTH OF 150.68 FEET, TO A 1/2 INCH BROKEN IRON PIPE (BROKEN HALF FOUND), AT THE NORTHEAST CORNER A 28.10 ACRE TRACT CONVEYED TO BARBARA VON BORRIES BY DEED BOOK 217, PAGE 652 AND REFERENCED BY PVA MAP ID 044.00-00002.00;

THENCE ALONG COMMON LINES Of SAID 405.174 ACRE PARCEL AND SAID 28.10 ACRE PARCEL, THE FOLLOWING FOUR (4) COURSES;

1.	NORTH 75 DEGREES 11 MINUTES 30 SECONDS WEST, A DISTANCE OF 1,040.00 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

2.	SOUTH 03 DEGREES 11 MINUTES 44 SECONDS WEST, A DISTANCE OF 418.15 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

3.	SOUTH 03 DEGREES 06 MINUTES 15 SECONDS WEST, A DISTANCE OF 259.60 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

4.

SOUTH 03 DEGREES 43 MINUTES 01 SECOND EAST, A DISTANCE OF 866.19 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816” AT THE SOUTHWEST CORNER OF SAID 28.10 ACRE PARCEL BENG ON A NORTHERLY LINE OF A 202 ACRE PARCEL NOW OR FORMERLY OWNED BY JOHN KELLER ESTATE, AS REFERENCED BY PVA MAP ID 044.00-00001.00;

THENCE ALONG COMMON LINES OF SAID 405.174 ACRE PARCEL AND SAID 202 ACRE PARCEL, THE FOLLOWING FOUR (4) COURSES:

1.	SOUTH 83 DEGREES 38 MINUTES 57 SECONDS WEST, A DISTANCE OF 744.78 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

2.	NORTH 04 DEGREES 20 MINUTES 06 SECONDS WEST, A DISTANCE OF 945.22 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

3.	NORTH 89 DEGREES 57 MINUTES 36 SECONDS WEST, A DISTANCE OF 2,192.28 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

4.

SOUTH 09 DEGREES 46 MINUTES 21 SECONDS EAST, A DISTANCE OF 913.11 FEET, TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”, BEING A NORTHEAST CORNER OF A 22.75 ACRE PARCEL CONVEYED TO GREGORY L. DICKENSON AND MARK HARRAH BY DEED BOOK 369, PAGE 889;

THENCE ALONG COMMON LINES OF SAID 22.75 ACRE PARCEL AND SAID 405.174 ACRE PARCEL, THE FOLLOWING THREE (3) COURSES:

1.	NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST, 379.06 FEET TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

2.	SOUTH 05 DEGREES 06 MINUTES 22 SECONDS WEST, 1,155.88 FEET TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”;

3.	SOUTH 05 DEGREES 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 460.25 FEET TO A 2 INCH REBAR FOUND WITH METAL CAP “WISE PLS 3816”; ON THE NORTHERLY RIGHT OF WAY LINE OF SAID JACKSON PIKE;

THENCE ALONG COMMON LINES Of SAID 405.174 ACRE PARCEL AND SAID NORTHERLY RIGHT OF WAY LINE OF JACKSON PIKE, THE FOLLOWING THREE (3) COURSES:

1.	NORTH 85 DEGREES 03 MINUTES 59 SECONDS WEST, A DISTANCE OF 393.34 FEET, TO A 5/8 INCH REBAR SET;

2.	NORTH 83 DEGREES 44 MINUTES 43 SECONDS WEST, A DISTANCE OF 513.74 FEET, TO A 5/8 INCH REBAR SET;

3.	NORTH 84 DEGREES 54 MINUTES 13 SECONDS WEST, A DISTANCE OF 709.40 FEET TO THE POINT OF BEGINNING OF THIS PARCEL, CONTAINING 405.174 ACRES MORE OR LESS, END OF DESCRIPTION;

THE BASIS OF BEARINGS FOR THIS SURVEY IS THE SOUTH RIGHT OF WAY LINE OF JACKSON PIKE (40 FEET WIDE), WHICH IS MONUMENTED BY TWO WOOD POSTS FOUND ON THE NORTHERLY LINE OF A 141.30 ACRE PARCEL (FARM 2, TRACT 3) GRANTED TO CERES FARMS LLC, AN INDIANA LIMITED LIABILITY COMPANY BY DEED BOOK 343, PAGE 414, SAID LINE IS MEASURED TO BE SOUTH 87 DEGREES 15 MINUTES 22 SECONDS EAST, A DISTANCE OF 777.15 FEET.

Being the same Property conveyed to Kentucky Utilities Company by Deed dated January 10, 2024, of record in Deed Book 381, Page 360, in the Office of the Clerk of Mercer County, Kentucky.

Shelby County:

Being Lot 1A, consisting of 5.27 acres, as shown on the Amended Plat of Land Five Development Property Divided dated October 7, 2024, of record in the Shelby County Clerk’s Office in Plat Cabinet 10, Slide 300 (and being a portion of Tract #1, consisting of 9.32 acres, according to Plat of Land Five Development Property Divided, of record in the Shelby County Clerk’s Office in Plat Cabinet 8, Slide 32).

Being the same Property conveyed to Kentucky Utilities Company by Deed dated October 30, 2024, of record in Deed Book 732, Page 56, in the Office of the Clerk of Shelby County, Kentucky

EXHIBIT D

KENTUCKY UTILITIES COMPANY

Generating Facilities

Schedule of additional generating stations located in the Commonwealth of Kentucky

Undivided 64% interest in wind generating facility located at the E.W. Brown generating station in Mercer County, Kentucky, the remaining 36% being owned by Louisville Gas and Electric Company.

D-1